(THE PRIMARY TREND FUNDS LOGO)

ANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
JUNE 30, 2001

MESSAGE TO SHAREHOLDERS...

     "An economic slowdown (and possibly recession) are real fears today...We would encourage investors to look beyond the 'noise' of analyst downgrades and earnings warnings to the latter half of 2001 and beyond.
Further interest rate cuts by the Fed and a proposed tax cut by the new
Bush Administration only solidify the bullish argument...As we enter 2001, we still believe that this is a market of stocks, not a stock market.
Stock selection will still be key as the value-oriented equities continue to outperform. While technology issues may have explosive rallies, the Nasdaq Composite is still entrenched in a bear market that only time can mend."
                                          THE PRIMARY TREND FUNDS
                                          December 31, 2000 - Semiannual Report

  The nagging hangover from the Tech Party of 1999-2000 continues its suffering ways in 2001. We have had explosive rallies in the Nasdaq legion in January and again in April-May only for them to be extinguished by yet another high-profile tech earnings' warning or a cash-crunch crisis by a once high-flying telecom stock. The Nasdaq Composite is inarguably in the throes of a major bear market, and its severity has poisoned the broader blue-chip averages as well.

  Bad news abounds and stock prices have declined in concert. As reasoned contrarians, we find that the current environment smacks of opportunity.

A TWO-TIERED BEAR MARKET
------------------------

  When asked the question, "When did this bear market begin on Wall Streeto", investors are quick to point to March of 2000, when the Nasdaq Composite and S&P 500(R) Composite peaked at all-time highs.

  This is indicative of the ongoing love affair between investors and technology (and especially the dot.coms). The greed, and tunnel vision that accompanies it, has blinded investors to what has truly transpired over the course of the past three years. We would argue that a two-tiered bear market has taken up residence on Broad and Wall since the spring of 1998...and it is in the final stages of its life.

  From April of 1998 through April of 2000 (Tier 1), the "old economy", value-oriented issues were relentlessly dumped (and at best, neglected) as investors clamored for the sex appeal of tech. As many value investors can attest, this was a difficult period of persistent soul-searching as the average stock declined in the face of one of the greatest speculative manias in market history. "This time is different" was the mantra that echoed from the New Era elitists.

  Then in March of 2000 through today (Tier 2), the technology bubble finally popped and the leadership baton was passed from the "new economy" to the "old economy" stocks. We are all well aware of the damage inflicted upon the tech sector since those highs of last year, but less recognized is the underlying improvement that has transpired in the broader market since that time as well. The much-publicized bear market in tech stocks over the last 15 months has been accompanied by a stealth bull market in the majority of stocks.

  Bear markets are ruthless and indiscriminating. The rolling two-tier bear market since 1998 has painfully expunged many of the excesses. But in so doing, it has also laid the groundwork for the resurrection of fundamentally sound, long-term investing.

  The first six months of 2001 has been more of the same_agonizing volatility as stocks digest (or in many cases, choke on) the bleak economic outlook. In the year ended June 30, 2001, the Dow Jones Industrial Average made positive progress with a gain of 2.2%. Burdened by their tech exposure, however, the S&P 500(R) Composite declined 14.8% and the Nasdaq Composite imploded for an eye-popping loss of 45.3%.

  While adherence to our disciplined, value-oriented investment philosophy was key, a combination of factors contributed to The Primary Trend Funds' best one-year relative performance ever. For the 12 months ended June 30, 2001, The Primary Trend Funds generated the following total returns to shareholders:

                    THE PRIMARY TREND FUND               +22.5%
                    THE PRIMARY INCOME FUND              +21.1%

THE PRIMARY TREND FUND
----------------------

  Shareholders in The Primary Trend Fund have finally been rewarded for their patience as the performance spotlight this past year shined brightly on value investors.

  One of the primary contributors to the outperformance was our conscious effort to avoid the feeding frenzy in both the technology and telecommunications sectors in early 2000. The climactic selling and daily casualties in technology continues today. While the majority of yesterday's leaders (big cap tech names such as Cisco, Oracle, Tellabs, etc.) will struggle to regain their footing just as the Nifty Fifty stocks did in the 1970s, we believe that selected opportunities do exist -- especially at these beaten down levels. We have purchased AT&T, Compaq and Intel over the past year and recently added Nokia and AT&T Wireless (due to a tax-free distribution from AT&T). Our tech exposure is still less than half of the S&P 500(R) Composite's weighting of 21%, however.

  While our lack of technology exposure helped the Fund play defense, our overweighting (18% of the portfolio) in the interest-sensitive sector such as banks and insurance gave the Fund some much-needed offense. The New York Stock Exchange Financial Index was one of the few shining stars for the year ended June 30, 2001, as the index gained 21%. All of that gain came in the final six months of 2000 as financial stocks anticipated an about-face by Alan Greenspan from his tightening mode to an agenda of interest rate cuts. Our stocks (Allstate, Chubb, PNC Financial Services, PartnerRe, The Phoenix Cos. and USA Education) benefited from the solid returns in the latter half of 2000 but have treaded water thus far in 2001. We have reduced our exposure in the financials from 24% to 18% as better investment opportunities presented themselves.

  Over the past few years, the Fund has been conspicuously absent in consumer growth names, due primarily to their lofty valuations. However, last year's stock market weakness allowed us to snare a few solid consumer franchises at undervalued prices -- namely, Abbott Labs, Albertson's, Anheuser-Busch, Carnival and Walt Disney. All but Disney (which was down slightly) contributed nicely to performance.

  Our cash position of 24% on December 31, 2000 has been whittled down to 12% as additional value-oriented opportunities have surfaced. Recent purchases include more consumer brands such as Cendant and McDonald's, as well as basic raw material companies such as Dow Chemical and DuPont.

THE PRIMARY INCOME FUND
-----------------------

  "The key to a good offense is playing solid defense." And that's exactly what The Primary Income Fund provided to its shareholders during the tumultuous stock market of 2000-01. The Fund's 26% weighting in the utility sector (17% in utility common stocks and 9% in utility corporate bonds) usually acts as a conservative anchor to the portfolio, while providing above-average income yields. The latter half of 2000, however, witnessed spectacular gains by the utility indices, benefiting the Fund's holdings. Anticipation of lower interest rates, coupled with a safe haven during the bear market, propelled the Standard & Poor's Utility Index ahead by 38% for the final six months of 2000 and still notched a generous return of 21% for the 12 months ended June 30, 2001.

  The bullish interest-rate environment not only fueled the utility rally, but it also allowed the Fund's financial sector holdings (11% of the portfolio) to outperform the popular averages as well. With the majority of the bullish move in the bond market behind us, we have cut the fixed-income exposure from 30% to 20% of the portfolio, shifting much of those proceeds into undervalued dividend-paying common stocks -- many of the same new names purchased in The Primary Trend Fund (Dow Chemical, DuPont, McDonald's) as well as SBC Communications and Verizon.

CRISIS = OPPORTUNITY
--------------------

  In the Chinese language, one symbol, oddly enough, means both crisis AND opportunity. And it would seem to make sense...for every one individual who panics and acts irrationally during a crisis, there is another who is there to capitalize and seize the opportunity as calmer heads prevail.

  We do not believe that either the U.S. economy or stock markets are in a crisis mode, but investors, in general, have been acting irrationally for nearly two years. The intoxicating gains made in the dot.coms and tech stocks during 1999 fueled the greed and the madness of the crowds. Wall Street quickly seized the opportunity to "feed the fish" with a voluminous number of IPOs and secondary offerings in technology.

  The second part of this irrationalism is currently being molded and formed as the bear market in the Nasdaq Composite (and technology in particular) and the volatile blue-chip averages continue to weigh heavily on the psyche of American investors. We think those investors that can anticipate and capitalize rather than react and panic will be handsomely rewarded in the long term.

  The current equity environment is not without warts, but a number of bullish developments over the past six months considerably outweigh the dire forecasts:

  1) The Federal Reserve and Chairman Alan Greenspan have orchestrated their most aggressive monetary easings since 1990-91. The six interest rate cuts since the beginning of the year are one of the most bullish factors to influence this market as we approach 2002.

  2) Investors have already suffered through three years of a rolling bear market and stock prices are lower...and in some cases significantly lower. In other words, much of the damage has been done.

  3) New leadership in the small-to-mid-cap sector of the stock market has displaced the "new era" technology stocks. New bull markets are typically born of new leadership.

  4) The technical underpinnings of this stock market are much stronger now than they have been since 1997. The advance/decline indicator (breadth) continues to march to new all-time highs even in the face of the market corrections in 2001. And despite all the earnings' warnings and other bad news, the indices are actually making a successful test of the April lows.

  We are experiencing the first bear market since 1990, and for many investors the first bear market EVER of significant proportions. The remainder of 2001 will be volatile, exhausting and any rallies will be met with much skepticism due to the bleak economic headlines. But history bears (no pun intended) out that new bull markets are born in the midst of bad news and economic contractions/recessions (circa 1990, 1984, 1982 and 1974). We now know why the markets headed south during 2000, and we suspect that it will be obvious next year why stocks bottomed in 2001.

  Both the passage of time and price declines are creating a solid, long-term investment opportunity...a welcome change from the greed and speculation that existed just 11.2 years ago. A disciplined, value-oriented philosophy, coupled with an opportunistic attitude today, should reward investors in the coming years.

  All of us at Arnold Investment Counsel value you as a shareholder in The Primary Trend Funds and appreciate the trust and confidence you have placed in us in managing your assets. We are dedicated to helping you achieve your financial goals no matter what the environment. We hope the past year has proven our dedication to you and look forward to building upon that trust as we approach 2002.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust, President                      Barry S. Arnold, Vice President

PORTFOLIOS OF INVESTMENTS
June 30, 2001

                             THE PRIMARY TREND FUND

                                                                      MARKET
  SHARES                                                 COST         VALUE
 --------                                             ----------    ----------
            COMMON STOCKS      85.4%
   26,000   AT&T Corp.  (Telecommunications)          $   695,250  $   572,000
   14,000   Abbott Laboratories
              (Pharmaceutical products)                   417,620      672,140
    8,000   Albertson's, Inc.  (Retail food stores)       168,185      239,920
   20,000   Allstate Corp.  (Insurance)                   679,308      879,800
   16,000   Anheuser-Busch Companies, Inc.  (Beverages)   472,640      659,200
   33,075   Archer-Daniels-Midland Co.
              (Food processing)                           503,293      429,975
    6,998   BP plc  (Integrated oil company)              143,640      348,850
   18,000   Carnival Corp.  (Cruise lines)                458,319      552,600
   40,000   Cendant Corp.*<F1>
              (Diversified consumer services)             534,250      780,000
    6,000   Chubb Corp.  (Insurance)                      327,730      464,580
   25,000   Compaq Computer Corp.  (Computer hardware)    571,162      387,250
   30,000   Darden Restaurants, Inc.
              (Restaurant chains)                         340,982      837,000
   15,000   Dow Chemical Co.  (Diversified chemicals)     551,520      498,750
    9,000   Du Pont (E.I.) de Nemours & Co.
              (Diversified chemicals)                     416,920      434,160
   20,000   Ericsson (LM) Telephone AB
              (Telecommunications equipment)              131,125      108,400
    7,000   Gentex Corp.*<F1>  (Automobile parts)         134,750      195,090
   17,000   Intel Corp.  (Semiconductors)                 574,453      497,250
   10,000   Kraft Foods Inc., Class A
              (Food & beverages)                          310,000      310,000
   22,000   McDonald's Corp.  (Restaurant chains)         611,155      595,320
    4,000   Minnesota Mining & Manufacturing Co.
              (Diversified manufacturing)                 285,656      456,400
    7,000   Newell Rubbermaid, Inc.
              (Consumer products)                         183,618      175,700
    6,000   Nokia Corp. ADS
              (Telecommunications equipment)              133,470      132,240
   25,000   Occidental Petroleum Corp.
              (Integrated oil company)                    467,085      664,750
   10,000   PNC Financial Services Group, Inc.
              (Financial services)                        499,550      657,900
    5,000   Penney (J.C.) Company, Inc.
              (Retail stores)                              75,170      131,800
   10,000   PartnerRe Ltd.  (Insurance)                   332,975      554,000
   30,000   Pennzoil-Quaker State Co.
              (Consumer products)                         363,525      336,000
   10,000   Phoenix Companies, Inc.
              (Life insurance)                            168,350      186,000
    6,000   USA Education, Inc.
              (Financial services)                         75,693      438,000
    8,000   Unilever N.V.  (Consumer products)            344,640      476,560
    5,580   United Technologies Corp.  (Aerospace)        231,525      408,791
   15,000   Walt Disney Company  (Entertainment)          481,563      433,350
   22,000   Wendy's International, Inc.
              (Restaurant chains)                         493,848      561,880
                                                      -----------  -----------
                    Total Common Stocks                12,178,970   15,075,656
                                                      -----------  -----------

PRINCIPAL
  AMOUNT
---------

            BONDS AND NOTES      5.3%
            CORPORATE NOTES
 $250,000   WorldCom, Inc., 7.875%, due 5/15/03           249,842      259,444
  250,000   Bank One Corp., 5.625%, due 2/17/04           239,749      251,210
  150,000   Kimco Realty Corp., 6.83%, due 11/14/05       146,474      151,498
                                                      -----------  -----------
                    Total Corporate Notes                 636,065      662,152
                                                      -----------  -----------

            CONVERTIBLE BOND
  300,000   Analog Devices, Inc., 4.75% due 10/1/05       272,057      276,000
                                                      -----------  -----------
                    Total Bonds and Notes                 908,122      938,152
                                                      -----------  -----------
                    Total Long-Term Investments        13,087,092   16,013,808
                                                      -----------  -----------

            SHORT-TERM INVESTMENTS      6.5%

            VARIABLE RATE DEMAND NOTES
  940,226   Firstar Bank, 3.52%                           940,226      940,226
   17,155   Wisconsin Corporate Central
              Credit Union, 3.52%                          17,155       17,155
  177,537   Wisconsin Electric Power Company, 3.36%       177,537      177,537
                                                      -----------  -----------
                    Total Short-Term Investments        1,134,918    1,134,918
                                                      -----------  -----------
            TOTAL INVESTMENTS      97.2%              $14,222,010   17,148,726
                                                      -----------
                                                      -----------
            Other Assets, less Liabilities      2.8%                   501,550
                                                                   -----------
            NET ASSETS      100.0%                                 $17,650,276
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing

                       See notes to financial statements.

                            THE PRIMARY INCOME FUND
                                                                      MARKET
  SHARES                                                  COST         VALUE
 --------                                               --------     --------
            COMMON STOCKS      78.7%
    3,000   AT&T Corp.  (Telecommunications)           $   67,220   $   66,000
    3,000   Abbott Laboratories
              (Pharmaceutical products)                    89,490      144,030
    3,000   Albertson's, Inc.  (Retail food stores)        71,400       89,970
    2,000   Alliant Energy Corp.
              (Electric and gas utility)                   61,700       58,300
    3,000   Allstate Corp.  (Insurance)                   116,528      131,970
    3,000   Anheuser-Busch Companies, Inc.  (Beverages)    88,620      123,600
    1,637   Apartment Investment & Management Co.
              (Real estate investment trust)               23,363       78,903
    1,600   BP plc  (Integrated oil company)               33,685       79,760
    3,000   Carnival Corp.  (Cruise lines)                 76,734       92,100
    1,000   Chubb Corp.  (Insurance)                       54,455       77,430
    2,000   Cinergy Corp.  (Electric utility)              39,641       69,900
    2,000   Cleco Corp.  (Electric utility)                45,390       45,500
    3,000   Compaq Computer Corp.  (Computer hardware)     77,240       46,470
    4,000   DPL, Inc.  (Electric and gas utility)          40,679      115,840
    1,191   DTE Energy Co.  (Electric utility)             56,834       55,310
    4,000   Darden Restaurants, Inc.
              (Restaurant chains)                          72,813      111,600
    2,000   Dow Chemical Co.  (Diversified chemicals)      74,840       66,500
    2,000   Du Pont (E.I.) de Nemours & Co.
              (Diversified chemicals)                      92,610       96,480
    2,000   Intel Corp.  (Semiconductors)                  71,976       58,500
    3,000   KeySpan Corp.  (Natural gas utility)           74,815      109,440
    5,000   McDonald's Corp.  (Restaurant chains)         137,237      135,300
      500   Minnesota Mining & Manufacturing Co.
              (Diversified manufacturing)                  35,707       57,050
    3,000   Newell Rubbermaid, Inc.  (Consumer products)   78,694       75,300
    3,000   Occidental Petroleum Corp.
              (Integrated oil company)                     62,250       79,770
    2,000   PNC Financial Services Group, Inc.
              (Financial services)                         99,660      131,580
    4,000   Penney (J.C.) Company, Inc.  (Retail stores)   62,728      105,440
    7,000   Pennzoil-Quaker State Co.
              (Consumer products)                          77,920       78,400
    1,000   SBC Communications Inc.  (Telecommunications)  46,613       40,060
    4,000   Sempra Energy  (Natural gas utility)           62,362      109,360
    2,000   Unilever N.V.  (Consumer products)             86,160      119,140
    1,000   Verizon Communications, Inc.
              (Telecommunications)                         52,425       53,500
    2,000   Walt Disney Company  (Entertainment)           64,744       57,780
    4,000   Wendy's International, Inc.
              (Restaurant chains)                          91,476      102,160
    3,000   Wisconsin Energy Corp.
              (Electric and gas utility)                   73,280       71,310
                                                       ----------   ----------
                    Total Common Stocks                 2,361,289    2,933,753
                                                       ----------   ----------

            PREFERRED STOCK      1.3%
    1,000   Central Maine Power $3.50                      55,250       47,500
                                                       ----------   ----------

PRINCIPAL
  AMOUNT
---------
            BONDS AND NOTES      18.0%

            CORPORATE NOTES
 $100,000   Developers Diversified Realty Corp.,
              7.01%, due 2/7/03                            99,243      101,761
   99,000   Philadelphia Electric Co.,
              6.625%, due 3/1/03                           99,957      101,461
   50,000   Peoples Gas Light Co., 6.37%, due 5/1/03       50,387       51,076
   50,000   Northern Illinois Gas Co.,
              5.75%, due 6/1/03                            49,767       50,860
  100,000   Wisconsin Gas Company, 6.375%, due 11/1/05    100,606      101,057
  100,000   Kimco Realty Corp., 6.83%, due 11/14/05        97,648      100,999
   75,000   Dillard Department Store,
              7.375%, due 6/1/06                           68,725       69,899
                                                       ----------   ----------
                    Total Corporate Notes                 566,333      577,113
                                                       ----------   ----------

            CONVERTIBLE BOND
  100,000   Analog Devices, Inc., 4.75%, due 10/1/05       90,686       92,000
                                                       ----------   ----------
            Total Bonds and Notes                         657,019      669,113
                                                       ----------   ----------
            Total Long -Term Investments                3,073,558    3,650,366
                                                       ----------   ----------

            SHORT-TERM INVESTMENTS      3.6%

            VARIABLE RATE DEMAND NOTES
  113,035   Firstar Bank, 3.52%                           113,035      113,035
      320   Wisconsin Corporate Central
              Credit Union, 3.52%                             320          320
   20,626   Wisconsin Electric Power Co., 3.36%            20,626       20,626
                                                       ----------   ----------
                    Total Short-Term Investments          133,981      133,981
                                                       ----------   ----------
            TOTAL INVESTMENTS      101.6%              $3,207,539    3,784,347
                                                       ----------
                                                       ----------
            Liabilities, less Other Assets      (1.6)%                 (58,568)
                                                                    ----------
            NET ASSETS      100.0%                                  $3,725,779
                                                                    ----------
                                                                    ----------

            Note to Portfolio of  Investments -- As required by
            the  Fund's  investment   policies,  the  Fund  has
            invested $1,007,540 (27% of its net assets) in securities issued by utilities.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

                                                      THE PRIMARY   THE PRIMARY
                                                       TREND FUND   INCOME FUND
                                                      -----------   -----------
Assets:
   Investments, at Value (Note 2a):
     Common Stocks                                    $15,075,656   $2,933,753
     Preferred Stocks                                          --       47,500
     Bonds and Notes                                      938,152      669,113
     Short-Term Investments                             1,134,918      133,981
                                                      -----------   ----------
          Total Investments (Cost $14,222,010
            and $3,207,539, respectively)              17,148,726    3,784,347
   Receivable for Investments Sold                        581,271           --
   Dividends Receivable                                    17,985        5,006
   Interest Receivable                                     17,143        8,629
   Prepaid Expenses and Other Assets                        8,167        6,673
                                                      -----------   ----------
          Total Assets                                 17,773,292    3,804,655
                                                      -----------   ----------

Liabilities
   Payable for Investments Purchased                      102,240       45,390
   Accrued Investment Advisory Fees                        10,909       26,921
   Other                                                    9,867        6,565
                                                      -----------   ----------
          Total Liabilities                               123,016       78,876
                                                      -----------   ----------
Net Assets                                            $17,650,276   $3,725,779
                                                      -----------   ----------
                                                      -----------   ----------
Shares Outstanding                                      1,424,435      304,810
Net Asset Value Per Share                             $     12.39   $    12.22
                                                      -----------   ----------
                                                      -----------   ----------
Net Assets Consist of:
   Capital Stock (30,000,000 shares
     authorized each)                                 $14,478,962   $3,262,072
   Net Unrealized Appreciation of Investments           2,926,716      576,808
   Undistributed Net Investment Income                    119,870          139
   Undistributed Net Realized Gains
     (Accumulated Losses)                                 124,728     (113,240)
                                                      -----------   ----------
Net Assets                                            $17,650,276   $3,725,779
                                                      -----------   ----------
                                                      -----------   ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the year ended June 30, 2001
                                             THE PRIMARY       THE PRIMARY
                                              TREND FUND       INCOME FUND
                                             -----------       -----------
Income:
   Interest                                   $  211,613        $ 71,629
   Dividends                                     250,958(a)<F2>   74,988(b)<F3>
                                              ----------        --------
   Total Income                                  462,571         146,617
                                              ----------        --------

Expenses:
   Investment Advisory Fees (Note 3)             124,797          26,959
   Administration and Accounting Fees             34,999          24,999
   Shareholder Servicing Costs                    27,412          10,294
   Professional Fees                              18,069          13,057
   Printing                                        6,578           2,040
   Registration Fees                               5,900           3,000
   Custodial Fees                                  4,212           2,092
   Postage                                         2,540             524
   Pricing                                         2,235           2,609
   Insurance                                       2,122             418
   Other                                           4,093           2,850
                                              ----------        --------
   Total Expenses Before Reimbursement           232,957          88,842
   Less Expenses Reimbursed
     By Adviser (Note 3)                              --         (52,412)
                                              ----------        --------
   Net Expenses                                  232,957          36,430
                                              ----------        --------
Net Investment Income                            229,614         110,187
                                              ----------        --------
Net Realized Gain on Investments                 655,546          46,700
Change in Net Unrealized Appreciation
  of Investments                               2,409,647         522,846
                                              ----------        --------
Net Realized and Unrealized
  Gain on Investments                          3,065,193         569,546
                                              ----------        --------
Net Increase in Net Assets From Operations    $3,294,807        $679,733
                                              ----------        --------
                                              ----------        --------

(a)<F2>   Net of $3,902 in foreign withholding taxes.
(b)<F3>   Net of $674 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 2001 and 2000

                                                                         THE PRIMARY                        THE PRIMARY
                                                                         TREND FUND                         INCOME FUND
                                                                   -----------------------            ------------------------
                                                                    2001             2000              2001              2000
                                                                   ------           ------            ------            ------
Operations:
   Net Investment Income                                        $   229,614      $   294,838        $  110,187       $  150,007
   Net Realized Gain (Loss)
     on Investments                                                 655,546          (90,335)           46,700         (159,940)
   Change in Net Unrealized Appreciation
     (Depreciation) of Investments                                2,409,647       (2,684,013)          522,846         (407,834)
                                                                -----------      -----------        ----------       ----------
   Net Increase (Decrease) in Net
     Assets from Operations                                       3,294,807       (2,479,510)          679,733         (417,767)
                                                                -----------      -----------        ----------       ----------

Distributions to Shareholders:
   From Net Investment Income                                      (279,821)        (280,917)         (110,305)        (149,823)
   From Net Realized Gains                                         (440,483)        (989,175)               --          (84,195)
                                                                -----------      -----------        ----------       ----------
   Decrease in Net Assets
     from Distributions                                            (720,304)      (1,270,092)         (110,305)        (234,018)
                                                                -----------      -----------        ----------       ----------

Fund Share Transactions:
   Proceeds from Shares Sold                                      2,107,656          216,516           146,817           50,202
   Reinvested Distributions                                         674,396        1,211,487            97,063          215,471
   Cost of Shares Redeemed                                       (2,493,489)      (4,242,090)         (459,289)        (517,696)
                                                                -----------      -----------        ----------       ----------
   Net Increase (Decrease) in Net Assets
     from Fund Share Transactions                                   288,563       (2,814,087)         (215,409)        (252,023)
                                                                -----------      -----------        ----------       ----------
Total Increase (Decrease) in
  Net Assets                                                      2,863,066       (6,563,689)          354,019         (903,808)

Net Assets:
   Beginning of Period                                           14,787,210       21,350,899         3,371,760        4,275,568
                                                                -----------      -----------        ----------       ----------
   End of Period                                                $17,650,276      $14,787,210        $3,725,779       $3,371,760
                                                                -----------      -----------        ----------       ----------
                                                                -----------      -----------        ----------       ----------
Undistributed Net Investment
   Income at End of Period                                      $   119,870      $   170,077        $      139       $      257
                                                                -----------      -----------        ----------       ----------
                                                                -----------      -----------        ----------       ----------

Transactions in Shares:
   Sales                                                            177,683           19,851            12,444            4,635
   Reinvested Distributions                                          56,612          103,237             8,259           19,423
   Redemptions                                                     (211,460)        (410,119)          (40,041)         (49,098)
                                                                -----------      -----------        ----------       ----------
   Net Increase (Decrease)                                           22,835         (287,031)          (19,338)         (25,040)
                                                                -----------      -----------        ----------       ----------
                                                                -----------      -----------        ----------       ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each of the years ended June 30:

                                                                           2001         2000        1999         1998        1997
                                                                          ------       ------      ------       ------      ------
THE PRIMARY TREND FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                                        $10.55       $12.64      $13.98       $14.82      $12.59
                                                                          ------       ------      ------       ------      ------
Net Investment Income                                                       0.16         0.20        0.19         0.13        0.12
Net Realized and Unrealized Gain (Loss) on Investments                      2.19        (1.53)       0.23         1.60        2.98
                                                                          ------       ------      ------       ------      ------
Total from Investment Operations                                            2.35        (1.33)       0.42         1.73        3.10
                                                                          ------       ------      ------       ------      ------

Less Distributions:
     From Net Investment Income                                            (0.20)       (0.17)      (0.16)       (0.06)      (0.14)
     From Net Realized Gains                                               (0.31)       (0.59)      (1.60)       (2.51)      (0.73)
                                                                          ------       ------      ------       ------      ------
     Total Distributions                                                   (0.51)       (0.76)      (1.76)       (2.57)      (0.87)
                                                                          ------       ------      ------       ------      ------
Net Increase (Decrease)                                                     1.84        (2.09)      (1.34)       (0.84)       2.23
                                                                          ------       ------      ------       ------      ------
Net Asset Value, End of Year                                              $12.39       $10.55      $12.64       $13.98      $14.82
                                                                          ------       ------      ------       ------      ------
                                                                          ------       ------      ------       ------      ------

TOTAL INVESTMENT RETURN                                                    22.5%      (11.1)%        4.7%        13.1%       26.2%

RATIOS AND SUPPLEMENTAL DATA
     Net Assets, End of Year (in thousands)                              $17,650      $14,787     $21,351      $23,714     $23,206
     Ratio of Net Expenses to Average Net Assets                           1.38%        1.40%       1.27%        1.24%       1.18%
     Ratio of Net Investment Income to Average Net Assets                  1.36%        1.69%       1.53%        0.89%       0.82%
     Portfolio Turnover                                                    44.7%        32.6%       47.9%        24.4%       63.5%

THE PRIMARY INCOME FUND

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Year                                        $10.40       $12.24      $13.86       $14.45      $12.77
                                                                          ------       ------      ------       ------      ------
Net Investment Income                                                       0.35         0.44        0.42         0.45        0.42
Net Realized and Unrealized Gain (Loss) on Investments                      1.82        (1.60)      (0.14)        1.50        2.44
                                                                          ------       ------      ------       ------      ------
Total from Investment Operations                                            2.17        (1.16)       0.28         1.95        2.86
                                                                          ------       ------      ------       ------      ------

Less Distributions:
     From Net Investment Income                                            (0.35)       (0.44)      (0.43)       (0.44)      (0.42)
     From Net Realized Gains                                                  --        (0.24)      (1.47)       (2.10)      (0.76)
                                                                          ------       ------      ------       ------      ------
     Total Distributions                                                   (0.35)       (0.68)      (1.90)       (2.54)      (1.18)
                                                                          ------       ------      ------       ------      ------
Net Increase (Decrease)                                                     1.82        (1.84)      (1.62)       (0.59)       1.68
                                                                          ------       ------      ------       ------      ------
Net Asset Value, End of Year                                              $12.22       $10.40      $12.24       $13.86      $14.45
                                                                          ------       ------      ------       ------      ------
                                                                          ------       ------      ------       ------      ------

TOTAL INVESTMENT RETURN                                                    21.1%       (9.7)%        3.0%        14.7%       24.1%

RATIOS AND SUPPLEMENTAL DATA
     Net Assets, End of Year (in thousands)                               $3,726       $3,372      $4,276       $4,572      $4,307
     Ratio of Net Expenses to Average Net Assets                           1.00%        1.00%       1.00%        0.97%       0.84%
     Ratio of Net Investment Income to Average Net Assets                  3.02%        4.04%       3.46%        3.16%       3.19%
     Ratio of Expenses Reimbursed to Average Net Assets                    1.44%        1.43%       1.12%        1.05%       0.86%
     Portfolio Turnover                                                    36.6%        33.4%       46.9%        33.5%       48.4%

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Other securities for which market quotations are not readily available are valued under procedures approved by the Boards of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The cost basis of investments for federal income tax purposes is the same as that for financial statement purposes. At June 30, 2001, the Income Fund had a federal income tax capital loss carryforward of $113,240, which expires as follows: $34,060 in 2008 and $79,180 in 2009. To the extent that the Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences. For the year ended June 30, 2001, the Trend Fund designated $83,961 as a long-term capital gain distribution for purposes of the dividends paid deduction.

     e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Funds for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the year ended June 30, 2001. For the year ended June 30, 2001, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. The Adviser was not required to reimburse the Trend Fund for the year ended June 30, 2001. For the year ended June 30, 2001, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $99,344. The Trend Fund paid total directors fees of $1,000 to its outside directors and the Income Fund paid total directors fees of $500 to its outside directors during the year ended June 30, 2001.

4.   PURCHASES AND SALES OF SECURITIES

     Total purchases and sales of securities, other than short-term investments, for the Funds for the year ended June 30, 2001 were as follows:

                                            THE PRIMARY    THE PRIMARY
                                             TREND FUND    INCOME FUND
                                            -----------    -----------
     Purchases                               $6,948,014     $1,285,173
     Sales
       U.S. Government                        1,509,953        343,202
       Other                                  6,768,291      1,101,802

     At June 30, 2001, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $14,222,010 and $3,207,539 for the Trend Fund and Income Fund, respectively, were as follows:

                                            THE PRIMARY    THE PRIMARY
                                             TREND FUND    INCOME FUND
                                            -----------    -----------
     Appreciation                            $3,601,262      $676,301
     Depreciation                              (674,546)      (99,493)
                                             ----------      --------
     Net Appreciation of Investments         $2,926,716      $576,808
                                             ----------      --------
                                             ----------      --------

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
  The Primary Trend Fund, Inc.
  The Primary Income Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Primary Trend Fund and The Primary Income Fund as of June 30, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Primary Trend Fund and The Primary Income Fund at June 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                            /s/Ernst & Young LLP

Milwaukee, Wisconsin
July 19, 2001

FUND PERFORMANCE COMPARISON

                             Initial Investment of
                               $10,000 on 6/30/91

                           Primary Trend Fund        S&P 500 Composite
                           ------------------        -----------------

     6/30/91                      10,000                   10,000
     9/30/91                      10,544                   10,535
    12/31/91                      10,614                   11,418
     3/31/92                      10,548                   11,130
     6/30/92                      10,726                   11,342
     9/30/92                      10,909                   11,699
    12/31/92                      10,638                   12,288
     3/31/93                      11,290                   12,825
     6/30/93                      11,600                   12,887
     9/30/93                      11,747                   13,220
    12/31/93                      11,852                   13,527
     3/31/94                      11,504                   13,014
     6/30/94                      11,568                   13,068
     9/30/94                      12,189                   13,707
    12/31/94                      11,837                   13,705
     3/31/95                      12,519                   15,039
     6/30/95                      13,537                   16,475
     9/30/95                      13,648                   17,784
    12/31/95                      13,754                   18,855
     3/31/96                      14,914                   19,867
     6/30/96                      15,365                   20,758
     9/30/96                      15,893                   21,400
    12/31/96                      17,878                   23,184
     3/31/97                      17,643                   23,805
     6/30/97                      19,396                   27,961
     9/30/97                      21,327                   30,056
    12/31/97                      21,129                   30,919
     3/31/98                      22,573                   35,231
     6/30/98                      21,929                   36,395
     9/30/98                      19,668                   32,774
    12/31/98                      20,704                   39,754
     3/31/99                      20,940                   41,735
     6/30/99                      22,956                   44,677
     9/30/99                      21,180                   41,886
    12/31/99                      20,151                   48,118
     3/31/00                      20,035                   49,224
     6/30/00                      20,402                   47,918
     9/30/00                      22,519                   47,455
    12/31/00                      24,477                   43,745
     3/31/01                      23,972                   38,557
     6/30/01                      25,001                   40,813

FUND'S TOTAL RETURN PERFORMANCE
-------------------------------
2001 Year to Date                           + 2.1%
One Year                                    +22.5%
5 Years (annualized)                        +10.2%
10 Years (annualized)                       + 9.6%
Since Inception 9/15/86 (annualized)        + 9.3%

                             Initial Investment of
                               $10,000 on 6/30/91

            Primary Income Fund     S&P 500 Composite      S&P Utilities Index
            -------------------     -----------------      -------------------

   6/30/91         10,000                10,000                   10,000
   9/30/91         11,067                10,535                   10,790
  12/31/91         11,607                11,418                   11,703
   3/31/92         11,090                11,130                   10,612
   6/30/92         11,656                11,342                   11,448
   9/30/92         12,087                11,699                   12,351
  12/31/92         11,871                12,288                   12,655
   3/31/93         12,859                12,825                   14,031
   6/30/93         13,010                12,887                   14,354
   9/30/93         13,773                13,220                   15,358
  12/31/93         13,704                13,527                   14,488
   3/31/94         13,171                13,014                   13,291
   6/30/94         13,065                13,068                   13,282
   9/30/94         13,634                13,707                   13,350
  12/31/94         13,349                13,705                   13,348
   3/31/95         14,283                15,039                   14,271
   6/30/95         15,003                16,475                   15,330
   9/30/95         15,488                17,784                   17,051
  12/31/95         16,102                18,855                   18,839
   3/31/96         16,779                19,867                   17,944
   6/30/96         17,228                20,758                   18,842
   9/30/96         17,606                21,400                   18,180
  12/31/96         19,337                23,184                   19,393
   3/31/97         19,733                23,805                   18,739
   6/30/97         21,379                27,961                   19,840
   9/30/97         23,503                30,056                   20,794
  12/31/97         24,270                30,919                   24,180
   3/31/98         25,190                35,231                   25,539
   6/30/98         24,527                36,395                   25,848
   9/30/98         23,590                32,774                   27,046
  12/31/98         24,397                39,754                   27,756
   3/31/99         23,427                41,735                   25,158
   6/30/99         25,256                44,677                   28,081
   9/30/99         23,492                41,886                   26,737
  12/31/99         22,326                48,118                   25,295
   3/31/00         22,467                49,224                   27,340
   6/30/00         22,817                47,918                   29,176
   9/30/00         25,440                47,455                   38,641
  12/31/00         26,867                43,745                   40,391
   3/31/01         26,563                38,557                   37,532
   6/30/01         27,629                40,813                   35,385

FUND'S TOTAL RETURN PERFORMANCE
-------------------------------
2001 Year to Date                           + 2.8%
One Year                                    +21.1%
5 Years (annualized)                        + 9.9%
10 Years (annualized)                       +10.7%
Since Inception 9/1/89 (annualized)         +10.2%

  Past performance is not predictive of future performance. (You already know
                 that...but we are required to say it anyway.)

TAX INFORMATION FOR CORPORATE SHAREHOLDERS

For the year ended June 30, 2001, 50% and 64% of dividends paid from net investment income, including short-term capital gains, qualified for the dividends received deduction available to corporate shareholders of the Trend Fund and Income Fund, respectively.

(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President
 Barry S. Arnold, Vice President and Assistant Secretary
 James R. Arnold, Jr., Secretary and Treasurer

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz

ADMINISTRATOR
 Sunstone Financial Group, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 Firstar Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 Firstar Mutual Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 Ernst & Young LLP
 111 East Kilbourn Avenue
 Milwaukee, Wisconsin 53202

LEGAL COUNSEL
 Foley & Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL